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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2000

                               JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)


      DELAWARE                           1-12095                 62-1650470
(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
     of Incorporation)                                       Identification No.)



                                 ONE CANAL PLACE
                           365 CANAL STREET, SUITE 900
                          NEW ORLEANS, LOUISIANA 70130
              (Address of Principal Executive Offices and Zip Code)


                                 (504) 533-6000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is the presentation made by Frederick
W. Burford, the Registrant's President and Chief Executive Officer, at the Registrant's Annual Meeting of Stockholders held in New Orleans, Louisiana on May 16, 2000..

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         Exhibit No.                        Description
         -----------                        -----------

         99.1                               Presentation made by Frederick W.
                                            Burford, the Registrant's President
                                            and Chief Executive Officer, at the
                                            Registrant's Annual Meeting of
                                            Stockholders held in New Orleans,
                                            Louisiana on May 16, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JCC HOLDING COMPANY
                              (REGISTRANT)




                              /s/ L. Camille Fowler
                              -------------------------------------------------
                              L. Camille Fowler
                              Vice President - Finance, Secretary and Treasurer



Date:  May 16, 2000


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                                INDEX TO EXHIBITS


     Exhibit
     Number                               Exhibit Description
     -------                              -------------------

      99.1         Presentation made by Frederick W. Burford, the Registrant's
                   President and Chief Executive Officer, at the Registrant's
                   Annual Meeting of Stockholders held in New Orleans, Louisiana on May 16, 2000.